SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 2, 1999


                             WINN-DIXIE STORES, INC.
             (Exact name of registrant as specified in its charter)


      Florida                    1-3657                     59-0514290
(State of Incorporation)(Commission File Number)          (IRS Employer
                                                         Identification No.)


                               5050 Edgewood Court
                           Jacksonville, Florida 32224
          (Address, including zip code, of principal executive offices)

                                 (904) 783-5000
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)



Item 5.  Other Events

         By press release dated June 2, 1999, James Kufeldt announced his resignation as President of Winn-Dixie Stores, Inc., effective upon the election of his successor. Reference is made to the press release of Registrant, issued on June 2, 1999, which is incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits

   (a)  Financial statements of business acquired:  Not applicable

   (b)  Pro forma financial information: Not applicable

   (c)  Exhibits :

             99.1   Winn-Dixie Stores, Inc. Press Release dated June 2, 1999




                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:   June 2, 1999                                 Winn-Dixie Stores, Inc.


                                                     By: /S/ A. DANO DAVIS
                                                        -------------------
                                                            A. Dano Davis
                                                              Chairman,
                                                   Principal Executive Officer